VANGUARD(R) GROWTH AND INCOME FUND

ANNUAL REPORT * SEPTEMBER 30, 2002

[THE VANGUARD LOGO(R)]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------
SUMMARY

* Vanguard Growth and Income Fund declined -18.0% during the 12 months ended September 30, 2002.
* The fund's return was ahead of that of the S&P 500 Index--the market benchmark that the fund tries to beat--in part because its selections in the financial services and health care sectors decreased less than the index's stocks in those sectors.
--------------------------------------------------------------------------------
CONTENTS

 1  Letter from the Chairman
 5  Notice to Shareholders
 6  Report from the Adviser
 9  Fund Profile
10  Glossary of Investment Terms
11  Performance Summary
12  Your Fund's After-Tax Returns
13  Financial Statements
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

     During a volatile and difficult 12 months for stocks, Vanguard(R) Growth and Income Fund declined -18.0%. Though this result was certainly disappointing, the fund's return was ahead of that of the Standard & Poor's 500 Index--the market benchmark that the Growth and Income Fund tries to beat.

     As shown in the table below, the Growth and Income Fund's return was more than 2 percentage points better than that of the S&P 500 Index, and it exceeded the return of its average mutual fund competitor by a similar margin. Compared with the index, the fund avoided a sharper drop because its financial services and health care stocks did not fare as poorly as those in the index. Also, the fund had a bigger stake in one of the market's few bright spots: producer durables stocks.


--------------------------------------------------------
2002 TOTAL RETURNS                     FISCAL YEAR ENDED
                                            SEPTEMBER 30
--------------------------------------------------------
Vanguard Growth and Income Fund
  Investor Shares                                 -18.0%
  Admiral Shares                                  -18.0
Average Large-Cap Core Fund*                      -20.4
S&P 500 Index                                     -20.5
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


     Details on changes in net asset value and per-share distributions for both the fund's Investor and Admiral Shares can be found in the table on page 4. If you own Vanguard Growth and Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR

The 12 months ended September 30, 2002, were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.

     For the full fiscal year, the Wilshire 5000 Total Market Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value.

     Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record above-average increases in

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
--------------------------------------------------------------------------------
earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%.

     Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps returned -9.3%, as tracked by the Russell 2000 Index.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 2002
                                        --------------------------------------
                                               ONE         THREE          FIVE
STOCKS                                        YEAR         YEARS         YEARS
------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)             -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)              -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)         -17.5         -11.7          -2.0
MSCI All Country World Index Free
  ex USA (International)                    -13.1         -13.6          -5.7
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   8.6%          9.5%          7.8%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index           9.5           8.6           6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.0           4.2           4.5
==============================================================================
CPI
Consumer Price Index                          1.5%          2.5%          2.3%
------------------------------------------------------------------------------


     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were more than 10% lower each quarter than they had been in the same period a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS

The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

THE FUND DECLINED, BUT NOT AS FAR AS THE S&P 500 Index

During the 2002 fiscal year, Vanguard Growth and Income Fund achieved its objective of providing a return that surpasses that of the S&P 500 Index while maintaining similar risk characteristics. Though investing in the fund would ideally mean earning a positive return that is higher than that of the index, at times the fund's success is defined by protecting investors from the index's sharper declines. (Also, of course, with the attempt to outperform the index comes the risk of underperforming it.)

--------------------------------------------------------------------------------
Your fund's financial services and health care stocks fell less than those in the index, and its producer durables picks gained more.
--------------------------------------------------------------------------------

By design, the Growth and Income Fund's holdings do not vary widely from the index's, and relative weightings among sectors will be very similar over both short and long time periods. So, any differences in performance between the fund and the index are primarily the result of stock selections made by our investment adviser, Franklin Portfolio Associates.

     As mentioned, during fiscal 2002, the fund's decline was not as severe as the index's because its selections in the financial services, health care, and producer durables sectors fared better than those in the index. Together, health care and financial services stocks accounted for more than one-third of the fund's assets, on average, during the period. Like the stock market as a whole, both sectors performed poorly during the fiscal year, but our health care selections returned -10.1%--compared with -22.2% for the index sector--and our financial services stocks returned -9.5%--compared with -14.2% for the index.

     Producer durables--a group that includes heavy equipment makers, home builders, and defense contractors--was the only sector in the S&P 500 to record a positive return for the 12 months. The fund held an average of about 6% of its assets in the sector, roughly twice the index's weighting. Producer durables in the fund gained 9.3%, compared with 1.4% for the index sector's stocks.

     On the downside, Franklin Portfolio's stock-picking in the consumer discretionary and utilities groups detracted from our relative performance. For further details on the fund's individual securities, see the Report from the Adviser on page 6.

     A closer look at the year's result reveals the remarkably poor performance of the stock market over the past six months. Six months ago, we reported to you that the fund's total return for the first half of the fiscal year was an excellent 11.1%, fueled by a big rally in the fourth quarter of calendar 2001. But over the final six months of the period, the fund returned -26.2%. We thank you for sticking with the fund and for entrusting your money to Vanguard.


--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2002
                                                  ------------------------------
                                                  AVERAGE         FINAL VALUE OF
                                                   ANNUAL              A $10,000
                                                   RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares                                    9.8%                $25,534
Average Large-Cap Core Fund                          7.9                  21,344
S&P 500 Index                                        9.0                  23,666
--------------------------------------------------------------------------------

OVER THE PAST DECADE, OUR RECORD IS STRONG

Looking back over the previous decade, you'll see that the fund's long-term performance is far better than its results for the past several years. The table on the previous page shows that a hypothetical $10,000 investment made ten years ago in the fund would have grown to more than $25,500, almost $4,200 more than would have accumulated in the average large-cap core mutual fund.

     Our margins over the index and our average competitor are due to Franklin Portfolio's strong stock selection as well as to another important factor: low costs. In fiscal 2002, your fund's Investor Shares had an expense ratio (annual operating expenses as a percentage of average net assets) of 0.45%, or $4.50 per $1,000 invested. The Admiral Shares had an expense ratio of 0.34%. This was far below the 1.38%, or $13.80 per $1,000, charged by its average peer. Our low expenses aid us in our quest to top the return of the S&P 500 Index, and they have helped us provide returns that are superior to those of similar funds.

BUILDING WEALTH INVOLVES TAKING RISK

These days, most investors probably do not need a reminder that investing involves considerable risk. But we think it's important for investors to bear in mind that it is necessary to take risk to build wealth. In fact, taking no investment risk--eschewing asset classes or funds that will fluctuate in value--means opening yourself up to the very real risk that you will fail to meet your long-term investment goals.

     By diversifying your investment program, you can control the amount of risk you take and still make sure that you reap some of the rewards that the financial markets have to offer.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                           OCTOBER 11, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2001-SEPTEMBER 30, 2002

                                                  DISTRIBUTIONS PER SHARE
                                           -------------------------------------
                              STARTING         ENDING         INCOME     CAPITAL
                           SHARE PRICE    SHARE PRICE      DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares               $25.50         $20.68         $0.280      $0.000
  Admiral Shares                 41.66          33.78          0.508       0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, N.C., to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, Vanguard.com, or by calling Vanguard at 1-800-992-0833.

     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by telephone, or online--the statement provides details.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

The past year was a very difficult period that clearly tested the resolve of equity investors. During the 12 months ended September 30, 2002, the S&P 500 Index returned -20.5%, and Vanguard Growth and Income Fund returned -18.0%.

     We remain confident that, in the long run, economic growth will drive corporate earnings and, ultimately, stock prices higher. However, in the near term, there is the potential for more disappointments. Companies continue to reduce (or slash) their earnings forecasts, and when earnings do rise it is often because expenses were cut, not because revenues grew. Cost containment is always an admirable goal, but in the end higher revenues are needed to drive sustainable earnings growth. It is quite possible that equity investors will continue to be disappointed until we have both a resolution to the Iraq situation and stronger evidence of a sustainable economic recovery. Fortunately, the problems that have surfaced regarding corporate governance and accounting standards are being dealt with head-on, in typical American fashion. The resulting business environment and investor confidence will be that much stronger.

OUR FUND'S SUCCESSES

The Growth and Income Fund outperformed the S&P 500 Index in nine of the last 12 months, and retained more of its value relative to the index over the full 2002 fiscal year. Given our mandate to remain fully invested in stocks no matter what the market is doing, and given the fact that the fund's broadly diversified holdings are generally similar to those of the index, we are pleased with our relative results--though of course quite disappointed with our absolute performance.

     In managing the fund, we deliberately limit the size of individual stock "bets" to minimize the negative impact of an incorrect forecast. Naturally, this means that good performance is generally the result of many successful small "bets." During this period of stock market volatility, economic uncertainty, and rapidly changing expectations, we have been heartened by the ability of our disciplined processes to discriminate between relative winners and losers.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

     Over the past year, the individual stocks that contributed to what we call "positive active returns" (returns net of industry averages) included

ALLTEL (communications and information services), Progressive Corp. of Ohio (property insurance), Johnson & Johnson (drugs), Amerada Hess (energy), Danaher (electrical equipment), Kohl's (department stores), and Bank of America (banks). These companies reflect the wide diversification that is built into the fund.

     The Growth and Income Fund also has mild "evergreen" tilts--continuous biases toward certain characteristics--in earnings yield (the fund will consistently exhibit a slightly lower price/earnings ratio than that of the S&P
500) and positive price momentum. These attributes are imbedded in our stock selection process, and over long periods have been associated with positive returns. And, indeed, they helped us with returns over the past year. Other style tilts (involving capitalization, leverage, growth, earnings variation, etc.) are deliberately minimized and therefore had a negligible impact on returns.

OUR FUND'S SHORTFALLS

Invariably, there are certain stocks that, with the benefit of hindsight, we wish we had not owned during the year. In fiscal 2002 these included a few names that received a great deal of attention, such as WorldCom (telecommunications) and Tyco (diversified conglomerate). Knowing what we know today about these companies' accounting practices and corporate governance, we wish we had avoided them during the past 12 months. Other holdings that hurt us, but for more typical reasons (disappointing sales and reduced profit forecasts), include Home Depot; NVIDIA (a maker of computer graphics cards), and Computer Sciences.

     Fortunately, the fund's diversification means that no single stock can have an outsized impact on investment results.

THE FUND'S POSITIONING

We recognize that many shareholders will focus on the fund's poor absolute returns, and that at this point they may find little consolation in the fact that we are executing our mission to outperform the S&P 500 Index with a diversified, risk-controlled portfolio. But despite the poor absolute return, our investment process worked well during the period (as you can see by our margin over the S&P 500), and we expect it to continue to work well when the stock market inevitably recovers.

     We will remain focused on our investment discipline as it applies to stock selection, portfolio construction, and implementation. We believe that the Growth and Income Fund is well-positioned to achieve its goal of outperforming the S&P 500 Index with a similar level of investment risk. The fund will remain fully invested in those stocks we consider most undervalued, and we will minimize exposure to stocks with characteristics that we believe will not be rewarded.

     We continue to believe that Vanguard Growth and Income Fund is an excellent
choice   for    investors    who   are   seeking    diversified    exposure   to
large-capitalization U.S. stocks.

JOHN S. CONE, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER
FRANKLIN PORTFOLIO ASSOCIATES LLC

OCTOBER 9, 2002

FUND PROFILE AS OF SEPTEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


GROWTH AND INCOME FUND
------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                COMPARATIVE        BROAD
                                 FUND                INDEX*      INDEX**
------------------------------------------------------------------------
Number of Stocks                  141                   500        5,732
Median Market Cap              $30.9B                $38.8B       $24.8B
Price/Earnings Ratio            16.9x                 21.0x        22.0x
Price/Book Ratio                 2.4x                  2.6x         2.4x
Yield                                                  1.9%         1.8%
  Investor Shares                1.5%
  Admiral Shares                 1.7%
Return on Equity                20.8%                 23.1%        21.3%
Earnings Growth Rate            11.5%                  9.3%         9.3%
Foreign Holdings                 0.9%                  0.3%         0.3%
Turnover Rate                     70%                    --           --
Expense Ratio                                            --           --
  Investor Shares               0.45%
  Admiral Shares                0.34%
Cash Investments                 0.1%                    --           --
------------------------------------------------------------------------

------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Johnson & Johnson                           3.7%
  (pharmaceuticals)
General Electric Co.                        3.7
  (conglomerate)
Citigroup, Inc.                             3.3
  (banking)
Procter & Gamble Co.                        3.0
  (consumer products)
Pfizer, Inc.                                2.7
  (pharmaceuticals)
American International Group, Inc.          2.6
  (insurance)
Merck & Co., Inc.                           2.4
  (pharmaceuticals)
ExxonMobil Corp.                            2.3
  (oil)
Bank of America Corp.                       2.3
  (banking)
Home Depot, Inc.                            1.9
  (retail)
------------------------------------------------
Top Ten                                    27.9%
------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.98                 1.00    0.94          1.00
Beta                  1.01                 1.00    0.95          1.00
---------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   BLEND
-----------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                COMPARATIVE              BROAD
                                 FUND                INDEX*            INDEX**
--------------------------------------------------------------------------------
Auto & Transportation            2.6%                  2.9%               2.9%
Consumer Discretionary          14.7                  14.1               15.5
Consumer Staples                 9.4                   9.2                8.0
Financial Services              21.4                  22.0               22.8
Health Care                     15.2                  15.1               14.5
Integrated Oils                  6.0                   4.7                3.8
Other Energy                     0.5                   1.4                2.1
Materials & Processing           3.6                   3.2                3.8
Producer Durables                5.0                   3.7                3.9
Technology                      10.9                  12.1               11.4
Utilities                        5.9                   6.7                6.4
Other                            4.8                   4.9                4.9
--------------------------------------------------------------------------------
*S&P 500 Index.
**Wilshire 5000 Index.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF SEPTEMBER 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1992-SEPTEMBER 30, 2002

                   GROWTH AND         AVERAGE
                  INCOME FUND       LARGE-CAP              S&P       Wilshire
              INVESTOR SHARES      CORE FUND*        500 INDEX     5000 INDEX

199209                  10000            10000           10000          10000
199212                  10681            10654           10504          10728
199303                  11343            11070           10962          11185
199306                  11542            11128           11016          11269
199309                  11959            11557           11300          11725
199312                  12158            11775           11562          11939
199403                  11656            11351           11124          11493
199406                  11579            11256           11171          11404
199409                  12099            11784           11717          12023
199412                  12084            11612           11715          11931
199503                  13194            12542           12856          13008
199506                  14438            13629           14083          14223
199509                  15722            14718           15202          15523
199512                  16426            15367           16117          16280
199603                  17394            16149           16982          17194
199606                  17998            16771           17744          17952
199609                  18504            17383           18293          18460
199612                  20214            18520           19818          19733
199703                  20581            18719           20349          19861
199706                  24054            21754           23901          23215
199709                  26941            23483           25692          25480
199712                  27407            23756           26429          25908
199803                  31177            26898           30116          29343
199806                  32371            27628           31111          29915
199809                  28160            24551           28016          26316
199812                  33970            29792           33983          31978
199903                  35527            31218           35676          33185
199906                  38592            33270           38190          35775
199909                  36674            31362           35805          33409
199912                  42816            36450           41133          39512
200003                  43209            37992           42076          41020
200006                  41951            37052           40959          39181
200009                  42631            36944           40562          39245
200012                  38974            33184           37388          35191
200103                  34099            29588           32956          30849
200106                  36652            31265           34884          33154
200109                  31154            26818           29764          27883
200112                  34636            28618           32944          31333
200203                  34600            29035           33035          31634
200206                  30412            25306           28609          27645
200209                  25534            21344           23666          23000
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2002 FINAL VALUE

                                      ONE        FIVE        TEN    OF A $10,000
                                     YEAR       YEARS      YEARS      INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares                 -18.04%      -1.07%      9.83%         $25,534
Average Large-Cap Core Fund*      -20.41       -1.89       7.88           21,344
S&P 500 Index                     -20.49       -1.63       9.00           23,666
Wilshire 5000 Index               -17.51       -2.03       8.69           23,000
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                            ONE          SINCE     OF A $250,000
                                           YEAR    INCEPTION**        INVESTMENT
--------------------------------------------------------------------------------
Growth and Income Fund Admiral Shares   -17.95%        -23.80%          $171,771
S&P 500 Index                           -20.49         -25.49            166,529

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-SEPTEMBER 30, 2002


                   GROWTH AND
                  INCOME FUND                S&P
              INVESTOR SHARES          500 INDEX

1993                     19.6               13.0
1994                      1.2                3.7
1995                     29.9               29.7
1996                     17.7               20.3
1997                     45.6               40.4
1998                      4.5                9.0
1999                     30.2               27.8
2000                     16.2               13.3
2001                    -26.9              -26.6
2002                    -18.0              -20.5
--------------------------------------------------------------------------------


 *Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED SEPTEMBER 30, 2002

                                           ONE YEAR     FIVE YEARS     TEN YEARS
                                      ------------------------------------------
GROWTH AND INCOME FUND INVESTOR SHARES
  Returns Before Taxes                      -18.04%         -1.07%         9.83%
  Returns After Taxes on Distributions      -18.37          -2.55          7.57
  Returns After Taxes on Distributions
     and Sale of Fund Shares                -11.02          -1.08          7.40
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH AND INCOME FUND                          SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (2.6%)
  General Motors Corp.                       1,828,300        $          71,121
  FedEx Corp.                                  681,400                   34,118
  Union Pacific Corp.                          355,400                   20,567
  Norfolk Southern Corp.                        85,100                    1,718
                                                              ------------------
                                                              $         127,524
                                                              ------------------
CONSUMER DISCRETIONARY (14.5%)
  Home Depot, Inc.                           3,683,000                   96,126
* Viacom Inc. Class B                        2,043,767                   82,875
  The Walt Disney Co.                        4,915,300                   74,418
  Wal-Mart Stores, Inc.                      1,386,700                   68,281
* Kohl's Corp.                                 905,319                   55,052
  Limited Brands, Inc.                       3,003,100                   43,064
* Electronic Arts Inc.                         557,100                   36,746
  Carnival Corp.                             1,275,970                   32,027
* Cendant Corp.                              2,124,700                   22,862
  Gannett Co., Inc.                            298,300                   21,531
* Yahoo! Inc.                                2,223,200                   21,276
* Office Depot, Inc.                         1,708,300                   21,080
  Sears, Roebuck & Co.                         481,100                   18,763
  McDonald's Corp.                           1,060,100                   18,721
* Federated Department
    Stores, Inc.                               601,900                   17,720
  Circuit City Stores, Inc.                  1,024,500                   15,521
  Newell Rubbermaid, Inc.                      391,900                   12,098
  Kimberly-Clark Corp.                         197,400                   11,181
* Clear Channel Communications, Inc.           263,500                    9,157
  Target Corp.                                 285,700                    8,434
  Nordstrom, Inc.                              398,800                    7,154
  Dillard's Inc.                               314,400                    6,345
* Reebok International Ltd.                    169,300                    4,241
* Staples, Inc.                                328,282                    4,199
  Mattel, Inc.                                 215,800                    3,887
* Toys R Us, Inc.                              208,900                    2,127
  Tribune Co.                                   46,400                    1,940
* Jones Apparel Group, Inc.                     44,900                    1,378
                                                              ------------------
                                                              $         718,204
                                                              ------------------
CONSUMER STAPLES (9.3%)
  Procter & Gamble Co.                       1,643,900                  146,932
  ConAgra Foods, Inc.                        3,428,800                   85,206
  Philip Morris Cos., Inc.                   1,549,906                   60,136
  Adolph Coors Co. Class B                     813,000                   45,772
  Coca-Cola Enterprises, Inc.                1,868,700                   39,691
  The Coca-Cola Co.                            633,900                   30,402
* The Kroger Co.                             1,107,200                   15,611
  SuperValu Inc.                               705,100                   11,387
  Sara Lee Corp.                               447,000                    8,176
  The Clorox Co.                               193,900                    7,791
  Albertson's, Inc.                            207,600                    5,016
  Winn-Dixie Stores, Inc.                      340,500                    4,467
                                                              ------------------
                                                              $         460,587
                                                              ------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH AND INCOME FUND                          SHARES                    (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (21.1%)
  Citigroup, Inc.                            5,506,200        $         163,259
  American International Group, Inc.         2,323,858                  127,115
  Bank of America Corp.                      1,756,080                  112,038
  Wells Fargo & Co.                          1,809,700                   87,155
  Progressive Corp. of Ohio                  1,175,699                   59,526
  National City Corp.                        1,893,300                   54,016
  Countrywide Credit Industries, Inc.        1,129,520                   53,257
  Washington Mutual, Inc.                    1,525,871                   48,019
  U.S. Bancorp                               2,484,100                   46,155
  Fannie Mae                                   681,400                   40,571
  Bear Stearns Co., Inc.                       625,800                   35,295
  AFLAC Inc.                                   846,800                   25,988
  MBNA Corp.                                 1,266,300                   23,275
  Golden West Financial Corp.                  328,600                   20,432
  Capital One Financial Corp.                  547,000                   19,101
  J.P. Morgan Chase & Co.                      959,500                   18,221
  Huntington Bancshares Inc.                   914,600                   16,637
  Household International, Inc.                499,400                   14,138
  CIGNA Corp.                                  198,500                   14,044
  SouthTrust Corp.                             492,200                   11,936
  Union Planters Corp.                         365,800                   10,045
  UnumProvident Corp.                          366,500                    7,458
* Travelers Property Casualty Corp.            488,761                    6,613
  T. Rowe Price Group Inc.                     261,780                    6,534
  First Tennessee National Corp.               186,600                    6,469
  Morgan Stanley                               167,600                    5,678
  Allstate Corp.                               107,300                    3,814
  AmSouth Bancorp                              179,300                    3,719
  State Street Corp.                            42,700                    1,650
  Paychex, Inc.                                 60,900                    1,478
                                                              ------------------
                                                              $       1,043,636
                                                              ------------------
HEALTH CARE (15.0%)
  Johnson & Johnson                          3,375,900                  182,569
  Pfizer, Inc.                               4,656,642                  135,136
  Merck & Co., Inc.                          2,561,400                  117,082
  Cardinal Health, Inc.                      1,109,125                   68,988
  Pharmacia Corp.                            1,646,418                   64,013
* Tenet Healthcare Corp.                       863,600                   42,748
  AmerisourceBergen Corp.                      592,000                   42,281
  UnitedHealth Group Inc.                      427,326                   37,271
  Becton, Dickinson & Co.                    1,221,400                   34,688
* Chiron Corp.                                 400,600                   13,997
* Biogen, Inc.                                  98,900                    2,895
* Guidant Corp.                                 30,100                      972
                                                              ------------------
                                                              $         742,640
                                                              ------------------
INTEGRATED OILS (5.9%)
  ExxonMobil Corp.                           3,544,936                  113,083
  Amerada Hess Corp.                           913,900                   62,035
  Marathon Oil Corp.                         2,222,500                   50,406
  Occidental Petroleum Corp.                 1,370,100                   38,883
  Royal Dutch Petroleum Co. ADR                432,100                   17,357
  ConocoPhillips                               186,566                    8,627
                                                              ------------------
                                                              $         290,391
                                                              ------------------
OTHER ENERGY (0.5%)
  Schlumberger Ltd.                            652,200                   25,084
  Rowan Cos., Inc.                              84,600                    1,577
                                                              ------------------
                                                              $          26,661
                                                              ------------------
MATERIALS & Processing (3.5%)
  E.I. du Pont de Nemours & Co.              2,576,400                   92,931
  Sherwin-Williams Co.                       1,239,857                   29,360
* Pactiv Corp.                               1,520,100                   25,006
  Nucor Corp.                                  404,000                   15,312
  Archer-Daniels-Midland Co.                   576,900                    7,217
  Avery Dennison Corp.                          41,400                    2,359
  Rohm & Haas Co.                               38,200                    1,184
                                                              ------------------
                                                              $         173,369
                                                              ------------------
PRODUCER DURABLES (5.0%)
  The Boeing Co.                             2,463,100                   84,066
  United Technologies Corp.                    961,800                   54,332
  Danaher Corp.                                449,916                   25,578
* KLA-Tencor Corp.                             843,800                   23,576
  Centex Corp.                                521,000                    23,106
  Northrop Grumman Corp.                       181,300                   22,488
  Illinois Tool Works, Inc.                    213,800                   12,471
                                                              ------------------
                                                              $         245,617
                                                              ------------------
TECHNOLOGY (10.8%)
* Microsoft Corp.                            2,019,363                   88,327
* Cisco Systems, Inc.                        8,041,200                   84,272
  Intel Corp.                                4,866,000                   67,589
  Hewlett-Packard Co.                        5,735,200                   66,930
* Computer Sciences Corp.                    1,776,000                   49,355
  Motorola, Inc.                             4,810,631                   48,972
* Oracle Corp.                               3,702,600                   29,102
  Applera Corp.- Applied Biosystems Group    1,206,100                   22,072
* Intuit, Inc.                                 403,200                   18,358
  Computer Associates International, Inc.    1,334,000                   12,806
  Rockwell Automation, Inc.                    722,900                   11,762
  Autodesk, Inc.                               840,800                   10,653
  Scientific-Atlanta, Inc.                     781,900                    9,781
  International Business Machines Corp.        133,400                    7,789
* Unisys Corp.                                 535,900                    3,751
* QLogic Corp.                                  33,900                      883
                                                              ------------------
                                                              $         532,402
                                                              ------------------
UTILITIES (5.8%)
  ALLTEL Corp.                               1,819,500                   73,016
  AT&T Corp.                                 3,985,429                   47,865
  SBC Communications Inc.                    2,284,500                   45,918

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
  Sprint Corp.                               4,326,100        $          39,454
  Exelon Corp.                                 399,500                   18,976
  Pinnacle West Capital Corp.                  402,800                   11,182
* Edison International                       1,048,300                   10,483
  NICOR Inc.                                   369,900                   10,431
  Reliant Energy, Inc.                         932,000                    9,329
* PG&E Corp.                                   816,200                    9,190
  NiSource, Inc.                               288,400                    4,969
  Kinder Morgan, Inc.                           98,100                    3,478
  Sempra Energy                                117,000                    2,299
  Duke Energy Corp.                             70,600                    1,380
                                                              ------------------
                                                              $         287,970
                                                              ------------------
OTHER (4.6%)
  General Electric Co.                       7,405,600                  182,548
  Johnson Controls, Inc.                       355,700                   27,325
  Fortune Brands, Inc.                         342,000                   16,173
                                                              ------------------
                                                              $         226,046
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $5,362,093)                         $       4,875,047
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 1.64%, 12/19/2002                                 $  4,800            4,784
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.95%, 10/1/2002                                      61,068           61,068
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $65,851)                          65,852
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (Cost $5,427,944)                           4,940,899
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     22,512
Liabilities                                                             (19,301)
                                                              ------------------
                                                              $           3,211
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                             $       4,944,110
================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 99.9% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                       $       6,959,169
Undistributed Net Investment Income                                      12,291
Accumulated Net Realized Losses--Note E                              (1,533,587)
Unrealized Depreciation--Note F
  Investment Securities                                                (487,045)
  Futures Contracts                                                      (6,718)
--------------------------------------------------------------------------------
NET ASSETS                                                    $       4,944,110
================================================================================

Investor Shares--Net Assets
Applicable to 209,783,030 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                 $       4,337,613
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                   $           20.68
================================================================================

Admiral Shares--Net Assets
Applicable to 17,955,960 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                 $         606,497
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                    $           33.78
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                         GROWTH AND INCOME FUND
                                                  YEAR ENDED SEPTEMBER 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                   $          95,434
  Interest                                                                2,080
  Security Lending                                                           59
--------------------------------------------------------------------------------
    Total Income                                              $          97,573
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             5,937
    Performance Adjustment                                                1,988
  The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      18,827
     Admiral Shares                                                       1,265
  Marketing and Distribution
    Investor Shares                                                       1,123
    Admiral Shares                                                           58
  Custodian Fees                                                            109
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies
    Investor Shares                                                         297
    Admiral Shares                                                            1
    Trustees' Fees and Expenses                                               8
--------------------------------------------------------------------------------
    Total Expenses                                                       29,625
    Expenses Paid Indirectly--Note D                                     (1,541)
--------------------------------------------------------------------------------
  Net Expenses                                                $          28,084
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         $          69,489
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (976,409)
  Futures Contracts                                                     (11,001)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (987,410)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (150,132)
  Futures Contracts                                                      (6,992)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (157,124)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                 $      (1,075,045)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


---------------------------------------------------------------------------------------------------------
                                                                 GROWTH AND INCOME FUND
                                     --------------------------------------------------------------------
                                               YEAR                                                  YEAR
                                              ENDED                   JAN. 1 TO                     ENDED
                                     SEPT. 30, 2002             SEPT. 30, 2001*             DEC. 31, 2000
                                              (000)                       (000)                     (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income              $       69,489             $        58,299             $     94,201
  Realized Net Gain (Loss)                 (987,410)                   (494,173)                 146,326
  Change in Unrealized Appreciation
    (Depreciation)                         (157,124)                 (1,353,532)              (1,099,782)
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations     (1,075,045)                 (1,789,406)                (859,255)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                         (65,377)                    (39,160)                 (94,338)
    Admiral Shares                           (7,463)                     (1,390)                      --
  Realized Capital Gain**
    Investor Shares                              --                          --                 (377,939)
    Admiral Shares                               --                          --                       --
---------------------------------------------------------------------------------------------------------
    Total Distributions                     (72,840)                    (40,550)                (472,277)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
    Investor Shares                      (1,043,809)                   (842,905)               1,482,745
    Admiral Shares                          264,567                     576,501                       --
---------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions             (779,242)                   (266,404)               1,482,745
---------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)            (1,927,127)                 (2,096,360)                 151,213
---------------------------------------------------------------------------------------------------------
NET ASSETS

  Beginning of Period                     6,871,237                    8,967,597               8,816,384
---------------------------------------------------------------------------------------------------------
  End of Period                      $    4,944,110             $     6,871,237             $  8,967,597
=========================================================================================================
*    The fund's  fiscal  year-end  changed  from  December 31 to  September  30, effective September 30, 2001.
**   Fiscal  2000  includes   short-term  gain  distributions  of  $107,811,000.
     Short-term gain  distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH  AND  INCOME  FUND  INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                           SEPT. 30,            SEPT. 30,  ---------------------------------------------
THROUGHOUT EACH PERIOD                                 2002                2001*     2000         1999         1998       1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $25.50               $32.06   $37.08       $30.76       $26.19     $22.23
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .27                  .22      .35          .33          .32        .41
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    (4.81)               (6.63)   (3.55)        7.60         5.86       7.15
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  (4.54)               (6.41)   (3.20)        7.93         6.18       7.56
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.28)                (.15)    (.35)        (.33)        (.33)      (.42)
  Distributions from Realized Capital Gains              --                   --    (1.47)       (1.28)       (1.28)     (3.18)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.28)                (.15)   (1.82)       (1.61)       (1.61)     (3.60)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $20.68               $25.50   $32.06       $37.08       $30.76     $26.19
===============================================================================================================================

TOTAL RETURN                                        -18.04%              -20.06%   -8.97%       26.04%       23.94%     35.59%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $4,338               $6,382   $8,968       $8,816       $5,161     $2,142
  Ratio of Total Expenses
    to Average Net Assets                             0.45%              0.40%**    0.38%        0.37%        0.36%      0.36%
  Ratio of Net Investment Income
    to Average Net Assets                             1.02%              0.95%**    1.02%        1.04%        1.27%      1.74%
  Portfolio Turnover Rate                               70%                  41%      65%          54%          47%        66%
===============================================================================================================================
*    The fund's  fiscal  year-end  changed  from  December 31 to  September  30, effective September 30, 2001.
**   Annualized.

GROWTH AND INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED      MAY 14* TO
                                                       SEPT. 30,       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002          2001**
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  41.66        $ 50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .505            .20
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (7.877)         (8.29)
--------------------------------------------------------------------------------
    Total from Investment Operations                      (7.372)         (8.09)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.508)          (.25)
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.508)          (.25)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  33.78        $ 41.66
================================================================================

TOTAL RETURN                                             -17.95%        -16.26%
================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                      $606           $490
  Ratio of Total Expenses to Average Net Assets            0.34%         0.35%+
  Ratio of Net Investment Income to Average Net Assets     1.17%         1.04%+
  Portfolio Turnover Rate                                    70%            41%
================================================================================
*    Inception.
** The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+    Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before an increase of $1,988,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $1,064,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2002, these arrangements reduced the fund's expenses by $1,541,000 (an annual rate of 0.02% of average net assets).

E. During the year ended September 30, 2002, the fund purchased $4,617,419,000 of investment securities and sold $5,356,672,000 of investment securities, other than U.S. government securities and temporary cash investments.

     During the year ended September 30, 2002, the fund realized $33,072,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     At  September  30,  2002,  the  fund  had  available   realized  losses  of
$1,537,426,000 to offset future net capital gains of $19,126,000 through September 30, 2009, $776,477,000 through September 30, 2010, and $741,823,000 through September 30, 2011.

F. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $487,045,000, consisting of unrealized gains of $389,284,000 on securities that had risen in value since their purchase and $876,329,000 in unrealized losses on securities that had fallen in value since their purchase.

     At September 30, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                               -------------------------------------------------
                                                    AGGREGATE         UNREALIZED
                                    NUMBER OF      SETTLEMENT       APPRECIATION
FUTURES CONTRACTS              LONG CONTRACTS          VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                             305         $62,144           $(6,718)
--------------------------------------------------------------------------------
Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED                   JAN. 1 TO                     YEAR ENDED
                                  SEPT. 30, 2002             SEPT. 30, 2001*                  DEC. 31, 2000
                            -----------------------       ----------------------        -----------------------
                              AMOUNT         SHARES         AMOUNT       SHARES            AMOUNT       SHARES
                               (000)          (000)          (000)        (000)             (000)        (000)
---------------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                   $ 875,009         33,274    $ 1,198,554       40,092       $ 3,104,349       88,180
  Issued in Lieu of
    Cash Distributions        62,207          2,350         36,601        1,218           442,539       12,693
  Redeemed                (1,981,025)       (76,096)    (2,078,060)     (70,733)       (2,064,143)     (58,968)
                         --------------------------------------------------------------------------------------
Net Increase (Decrease)--
  Investor Shares         (1,043,809)       (40,472)      (842,905)     (29,423)        1,482,745       41,905
                         --------------------------------------------------------------------------------------
Admiral Shares
  Issued                     382,166          9,048        600,834       12,324                --           --
  Issued in Lieu of
    Cash Distributions         6,865            161          1,215           25                --           --
  Redeemed                  (124,464)        (3,007)       (25,548)        (595)               --           --
                         --------------------------------------------------------------------------------------
Net Increase (Decrease)--
  Admiral Shares             264,567          6,202        576,501       11,754                --           --
---------------------------------------------------------------------------------------------------------------
*    The fund's  fiscal  year-end  changed  from  December 31 to  September  30, effective September 30, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 28, 2002



--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD GROWTH AND INCOME FUND

This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q930 112002